SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2008

ENVIROKARE TECH INC.

(Exact name of registrant as specified in its charter)

Nevada	000-26095	88-0412549

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

641 Lexington Avenue, 14th Floor New York, New York	10022

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 634-6333

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)  Mr. John Sereda served notice to the Company that he resigned his position as Director of the Registrant, including resignation of memberships he held on Registrant committees, to pursue personal interests, with the resignations effective January 31, 2008.

Item 7.01        Other Events

On January 31, 2008, the Registrant issued a press release announcing a change to its Board of Directors. The press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 7.01.  The press release is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company.

Item 9.01       Financial Statements and Exhibits

Exhibit 99.1 - Envirokare Tech, Inc. Announces a Board Membership Change

  SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	January 31, 2008

Envirokare Tech, Inc.

Registrant

By:	/s/ George E. Kazantzis

George E. Kazantzis, President, COO and Principal Financial Officer